Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 30% Portfolio
March 31, 2025
VFM30-NPRT1-0525
1.9907351.101
Alternative Funds - 1.0%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $163,597)	14,363	182,123

Bond Funds - 48.1%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	15,969	146,112
Fidelity High Income Fund (b)	18,674	146,032
Fidelity Inflation-Protected Bond Index Fund (b)	43,894	406,456
Fidelity Long-Term Treasury Bond Index Fund (b)	20,479	194,962
Fidelity Total Bond Fund (b)	432,522	4,134,910
VIP Investment Grade Bond II Portfolio - Investor Class (b)	436,853	4,136,996
TOTAL BOND FUNDS (Cost $9,032,347)		9,165,468

Domestic Equity Funds - 18.3%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	2,236	89,373
Fidelity Commodity Strategy Fund (b)	1,001	99,464
Fidelity Contrafund (b)	4,680	93,700
Fidelity Enhanced Large Cap Core ETF (b)	4,592	143,224
Fidelity Fundamental Small-Mid Cap ETF (b)	3,740	94,398
Fidelity Real Estate Investment Portfolio (b)	2,363	94,263
Fidelity Stock Selector Small Cap Fund (b)	6,548	221,797
VIP Stock Selector Portfolio - Investor Class (b)	220,733	2,522,977
VIP Value Strategies Portfolio - Investor Class (b)	9,215	127,718
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,340,778)		3,486,914

International Equity Funds - 14.3%
	Shares	Value ($)
Fidelity Canada Fund (b)	1,611	107,864
Fidelity Emerging Markets Discovery Fund (b)	5,670	87,771
Fidelity Emerging Markets Fund (b)	21,482	808,378
Fidelity Enhanced International ETF (b)	2,054	61,127
Fidelity Infrastructure Fund (b)	1,290	18,647
Fidelity International Capital Appreciation Fund (b)	6,094	171,842
Fidelity International Discovery Fund (b)	4,575	227,597
Fidelity International Small Cap Fund (b)	2,716	87,181
Fidelity International Small Cap Opportunities Fund (b)	5,783	115,946
Fidelity International Value Fund (b)	10,930	125,151
Fidelity Japan Smaller Companies Fund (b)	3,047	48,878
Fidelity Overseas Fund (b)	12,875	858,226
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,616,880)		2,718,608

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/17/2025 (d) (Cost $19,963)	4.25	20,000	19,962

Money Market Funds - 18.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	1,183,810	1,184,047
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.27	2,395,717	2,395,717
TOTAL MONEY MARKET FUNDS (Cost $3,579,764)			3,579,764

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $18,753,329)	19,152,839
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(98,530)
NET ASSETS - 100.0%	19,054,309

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10 Year US Treasury Notes Contracts (United States)	2	Jun 2025	222,438	4,762	4,762

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $15,970.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	660,725	619,063	95,741	9,691	-	-	1,184,047	1,183,810	0.0%
Total	660,725	619,063	95,741	9,691	-	-	1,184,047

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	78,133	25,139	-	-	-	(13,899)	89,373	2,236
Fidelity Canada Fund	73,435	36,600	3,564	-	(237)	1,630	107,864	1,611
Fidelity Commodity Strategy Fund	70,789	22,938	1,228	-	20	6,945	99,464	1,001
Fidelity Contrafund	77,747	25,131	3,765	767	(52)	(5,361)	93,700	4,680
Fidelity Emerging Markets Discovery Fund	48,817	38,995	974	-	(20)	953	87,771	5,670
Fidelity Emerging Markets Fund	470,781	357,685	8,817	-	(220)	(11,051)	808,378	21,482
Fidelity Enhanced International ETF	50,793	7,779	1,504	452	14	4,045	61,127	2,054
Fidelity Enhanced Large Cap Core ETF	109,426	169,960	123,397	713	(6,205)	(6,560)	143,224	4,592
Fidelity Enhanced Mid Cap ETF	53,874	87,448	133,379	89	(3,502)	(4,441)	-	-
Fidelity Enhanced Small Cap ETF	77,964	90,833	154,127	-	(9,984)	(4,686)	-	-
Fidelity Floating Rate High Income Fund	114,037	36,083	1,843	2,365	(12)	(2,153)	146,112	15,969
Fidelity Fundamental Small-Mid Cap ETF	79,108	21,726	-	168	-	(6,436)	94,398	3,740
Fidelity Hedged Equity Fund	186,769	42,639	39,982	-	7	(7,310)	182,123	14,363
Fidelity High Income Fund	113,408	35,654	1,843	1,937	(18)	(1,169)	146,032	18,674
Fidelity Inflation-Protected Bond Index Fund	221,287	177,301	4,336	-	(22)	12,226	406,456	43,894
Fidelity Infrastructure Fund	17,694	(1)	-	-	-	954	18,647	1,290
Fidelity International Capital Appreciation Fund	116,977	58,938	5,674	-	(293)	1,894	171,842	6,094
Fidelity International Discovery Fund	152,901	77,145	7,435	-	(303)	5,289	227,597	4,575
Fidelity International Small Cap Fund	56,902	29,659	2,808	-	(140)	3,568	87,181	2,716
Fidelity International Small Cap Opportunities Fund	78,450	39,793	3,783	-	(223)	1,709	115,946	5,783
Fidelity International Value Fund	76,381	40,093	3,786	-	(175)	12,638	125,151	10,930
Fidelity Investments Money Market Government Portfolio - Institutional Class	1,907,759	516,743	28,785	23,119	-	-	2,395,717	2,395,717
Fidelity Japan Smaller Companies Fund	36,845	11,239	614	-	(7)	1,415	48,878	3,047
Fidelity Long-Term Treasury Bond Index Fund	144,233	46,582	2,457	1,625	(53)	6,657	194,962	20,479
Fidelity Overseas Fund	560,145	290,811	27,621	-	(976)	35,867	858,226	12,875
Fidelity Real Estate Investment Portfolio	70,403	22,478	1,228	-	(48)	2,658	94,263	2,363
Fidelity Stock Selector Small Cap Fund	184,341	62,803	3,043	-	(134)	(22,170)	221,797	6,548
Fidelity Total Bond Fund	3,299,294	1,171,711	401,649	39,974	(1,511)	67,065	4,134,910	432,522
VIP Investment Grade Bond II Portfolio - Investor Class	3,285,706	1,133,020	389,372	840	(9,601)	117,243	4,136,996	436,853
VIP Stock Selector Portfolio - Investor Class	2,095,268	799,401	193,646	-	(4,143)	(173,903)	2,522,977	220,733
VIP Value Strategies Portfolio - Investor Class	105,338	37,390	1,741	2,394	(75)	(13,194)	127,718	9,215
	14,015,005	5,513,716	1,552,401	74,443	(37,913)	10,423	17,948,830

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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